EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-44063) of our report dated June 12, 1996, appearing on page 1 of this Form 11- K.



PRICE WATERHOUSE LLP

Syracuse, New York
June 21, 1996


                                      -17-